Exhibit 10.1

ASSIGNMENT OF MINERAL PROPERTY PURCHASE AGREEMENT

(Blythe Project – Riverside County, California)

This Assignment of Mineral Property Purchase Agreement (this “Assignment”) is entered into as of the 1st day of June 2026 (the “Assignment Effective Date”), by and between:

ASSIGNOR:

Tall Ship Resource Development LLC, a Delaware limited liability company (“Assignor”); and

ASSIGNEE:

I-ON Digital Corp, a Nevada corporation (“Assignee”).

Assignor and Assignee are each referred to herein individually as a “Party” and collectively as the “Parties.”

1. RECITALS

●	Original Agreement. On or about May 17–18, 2026, Assignor entered into that certain Secured Mineral Property Purchase Agreement (the “Purchase Agreement”) with [*********], [*********], and/or their designated entity [*********] (collectively, “Seller”), relating to the acquisition of twenty-one (21) of twenty-two (22) mutually agreed upon unpatented placer mining claims known as the “[*******] Project”, BLM Serial Numbers CAMC #[*****] through CAMC #[*****], located in Riverside County, California (the “Claims”).

●	Purchase Price. The total Purchase Price under the Purchase Agreement is USD $25,000,000, payable via an initial escrow deposit of USD $500,000 (including a USD $75,000 reimbursement to Seller, conditioned on receipt of supporting documentation) and deferred installment payments as set forth therein.

●	Two-Phase Transfer. The Purchase Agreement contemplates a phased transfer of the Claims: eleven (11) mutually agreed claims transferring free and clear at initial Closing, and ten (10) mutually agreed claims transferring free and clear upon completion of the fourth installment payment.

●	Mill Development. The Purchase Agreement also contemplates a cooperative Acquisition and Development Agreement (Part 2) for the future design, financing, and operation of a local mineral processing mill associated with the Blythe Project, to be documented in a separate definitive agreement.

●	Assignment. Assignor desires to assign to Assignee all of Assignor’s right, title, and interest as Buyer under the Purchase Agreement, and Assignee desires to accept such assignment and assume all of Assignor’s obligations thereunder.

2. ASSIGNMENT AND ASSUMPTION

2.1 Assignment

Effective as of the Assignment Effective Date, Assignor hereby irrevocably assigns, transfers, conveys, and delivers to Assignee all of Assignor’s right, title, and interest in, to, and under the Purchase Agreement, including without limitation:

●	all rights to acquire, receive, and hold title to the twenty-one (21) Claims in accordance with the phased transfer schedule set forth in the Purchase Agreement;

●	all rights relating to the escrow, including rights to direct disbursements and receive any refunds in the event of Seller default;

●	all due diligence rights, access rights, and cooperation rights afforded to Buyer under the Purchase Agreement during the Purchasing Claims Period;

●	all rights to participate in the cooperative Acquisition and Development Agreement (Part 2 of the Purchase Agreement) relating to the proposed local mineral processing mill; and

●	all other rights, benefits, privileges, claims, and interests of Buyer under the Purchase Agreement.

2.2 Assumption of Obligations

Assignee hereby accepts the foregoing assignment and assumes and agrees to perform, pay, and discharge, as and when due, all liabilities, duties, and obligations of Assignor as Buyer under the Purchase Agreement arising from and after the Assignment Effective Date, including without limitation:

●	all installment payments and interest obligations under the Purchase Price payment schedule;

●	all escrow funding obligations, including the initial USD $500,000 deposit if not yet funded;

●	all obligations to complete the NI 43-101 technical report and related feasibility studies at Assignee’s cost;

●	all access, cooperation, and due diligence obligations owed to Seller during the Purchasing Claims Period; and

●	all obligations relating to the development, financing, and operation of the proposed mineral processing mill as set forth in Part 2 of the Purchase Agreement.

2.3 Release of Assignor

Upon execution of this Assignment, and to the extent permitted by the Purchase Agreement and applicable law, Assignor shall be released from all obligations arising under the Purchase Agreement after the Assignment Effective Date, with Assignee standing in the place and stead of Assignor as “Buyer” for all purposes under the Purchase Agreement.

3. SELLER CONSENT

The Parties acknowledge that the Purchase Agreement permits assignment by Buyer to its assigns or assignees. Notwithstanding the foregoing, to ensure clarity of record and full enforceability, the Parties agree to use commercially reasonable efforts to obtain Seller’s written acknowledgment and consent to this Assignment promptly following execution hereof. A form of Seller consent is attached hereto as Exhibit A.

4. REPRESENTATIONS AND WARRANTIES

4.1 Assignor Representations

Assignor represents and warrants to Assignee as of the Assignment Effective Date that:

●	Assignor is the sole holder of Buyer’s rights under the Purchase Agreement and has full authority to assign such rights;

●	the Purchase Agreement is in full force and effect and has not been materially modified, amended, or supplemented except as disclosed to Assignee;

●	to Assignor’s knowledge, no event of default or breach by Assignor exists under the Purchase Agreement; and

●	Assignor has not previously assigned, pledged, or encumbered its interest under the Purchase Agreement.

4.2 Assignee Representations

Assignee represents and warrants to Assignor as of the Assignment Effective Date that:

●	Assignee is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada;

●	Assignee has full corporate power and authority to enter into this Assignment and perform its obligations hereunder; and

●	the execution, delivery, and performance of this Assignment have been duly authorized by all necessary corporate action of Assignee.

5. CONSIDERATION

In consideration of this Assignment and the mutual covenants herein, Assignee agrees to pay or provide to Assignor such consideration as the Parties have separately agreed upon in writing. The Parties acknowledge that good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, underlies this Assignment.

6. GENERAL PROVISIONS

6.1 Binding Effect

This Assignment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

6.2 Governing Law

This Assignment shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of laws principles, consistent with the governing law applicable to the underlying Purchase Agreement.

6.3 Entire Agreement

This Assignment, together with the Purchase Agreement (incorporated herein by reference), constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior negotiations, representations, warranties, and understandings with respect thereto.

6.4 Further Assurances

Each Party agrees to execute such additional documents and instruments and to take such further actions as may be reasonably necessary or desirable to carry out the purposes and intent of this Assignment.

6.5 Counterparts; Electronic Execution

This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic signatures and DocuSign execution shall be deemed valid and binding.

6.6 Severability

If any provision of this Assignment is held invalid or unenforceable, the remaining provisions shall continue in full force and effect.

7. NOTICES

ASSIGNOR:

Carlos X. Montoya, Managing Member

Tall Ship Resource Development LLC

1244 N. Stone St. Unit #3, Chicago, IL 60610

Email:

ASSIGNEE:

I-ON Digital Corp

/s/ Ken Park
Ken Park, Chief Marketing Officer and Director

Email: ___________________________

8. SIGNATURES

ASSIGNOR – ACCEPTED

Tall Ship Resource Development LLC

Per:	/s/ Carlos X. Montoya	Date:	June 1, 2026
Name:	Carlos X. Montoya
Title:	Managing Member

ASSIGNEE – ACCEPTED

I-ON Digital Corp

Per:	/s/ Ken Park	Date:	June 1, 2026
Name:	Ken Park
Title:	Chief Marketing Officer and Director

EXHIBIT A

SELLER CONSENT AND ACKNOWLEDGMENT OF ASSIGNMENT

The undersigned, [*********], [*********], and [*********] (collectively, “Seller”), being the Seller under that certain Secured Mineral Property Purchase Agreement dated May 17–18, 2026 (the “Purchase Agreement”), hereby acknowledge and consent to the assignment of all Buyer’s rights and obligations under the Purchase Agreement from Tall Ship Resource Development LLC to I-ON Digital Corp, effective as of the Assignment Effective Date set forth above.

Seller confirms that:

●	the Purchase Agreement is in full force and effect;

●	no default by Buyer exists as of the date of this Consent; and

●	Seller agrees to recognize I-ON Digital Corp as “Buyer” for all purposes under the Purchase Agreement from and after the Assignment Effective Date.

[*********]

Per:	/s/ [*********]	Date:	June 1, 2026
Name:	[*********], Managing Member

	/s/ [*********]	Date:	June 1, 2026
Name:	[*********], Director